Exhibit 10.20

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Agreement”) dated as of March 8, 2018 (the “Effective Date”), is among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent” and the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”), and the Lenders (as defined below).

RECITALS

A. Reference is made to that certain Credit Agreement dated as of July 31, 2017 (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement dated as of November 16, 2017 and as further amended, restated, supplemented, or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”) among the Borrower, the Parent, the Administrative Agent, the Issuing Lender and the financial institutions party thereto as lenders from time to time (the “Lenders”).

B. Subject to the terms and conditions set forth herein, (i) the parties hereto wish to amend the Credit Agreement as provided herein, and (ii) the Lenders party hereto wish to increase the Borrowing Base to $575,000,000 in accordance with the regularly scheduled Borrowing Base redetermination process described in Section 2.2(b) of the Credit Agreement subject to the established Aggregate Elected Commitment Amount (as defined herein) of $400,000,000.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Agreements to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Additional Lender” has the meaning given to such term in Section 2.1(d)(i).

“Additional Lender Certificate” has the meaning given to such term in Section 2.1(d)(ii)(G).

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be (a) increased, reduced or terminated pursuant to Section 2.1(d), and (b) modified from time to time pursuant to assignments in accordance with Section 10.7(b). As of the Second Amendment Effective Date, the Aggregate Elected Commitment Amounts are $400,000,000.

“Elected Commitment” means, as to each Lender, the amount set forth opposite such Lender’s name on Schedule I under the caption “Elected Commitment”, as the same may (a) be increased, reduced or terminated from time to time in connection with an optional increase, reduction or termination of the Aggregate Elected Commitment Amounts pursuant to Section 2.1(d), and (b) modified from time to time pursuant to assignments in accordance with Section 10.7(b).

“Elected Commitment Increase Certificate” has the meaning given to such term in Section 2.1(d)(ii)(F).

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement dated as of the Second Amendment Effective Date, among the Borrower, the Parent, the Administrative Agent, and the Lenders party thereto.

“Second Amendment Effective Date” means March 8, 2018.

(b) Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by amending and restating each of the following definitions to read in full as follows:

“Availability” means, as of any date of determination, an amount equal to (a) the least of (i) the then effective Borrowing Base, (ii) the aggregate Commitments, and (iii) the Aggregate Elected Commitment Amounts, minus (b) the sum of (i) the outstanding principal amount of all Advances plus (ii) the Letter of Credit Exposure.

“Borrowing Base Deficiency” means the excess, if any, of (a) the sum of the outstanding principal amount of all Advances plus the Letter of Credit Exposure over (b) the least of (i) the aggregate amount of Commitments, (ii) the Borrowing Base then in effect, and (iii) the Aggregate Elected Commitment Amounts.

“Investment Conditions” means, both before and after giving effect to such investment, (a) no Default or Event of Default exists, (b) no Borrowing Base Deficiency exists, (c) Availability, is equal to or greater than, (i) if the Elected Commitments are then in effect, 10% of the then effective Aggregate Elected Commitment Amounts and (ii) if the Elected Commitments are not then in effect, 10% of the then effective Borrowing Base, and (d) the Parent demonstrates a pro forma Leverage Ratio of less than or equal to 3.00 to 1.00 (with Consolidated EBITDAX being calculated based on the financial statements most recently provided and Debt being calculated as of the date of the applicable transaction and after giving effect thereto).

“Lenders” means the Persons listed on Schedule I as of the Second Amendment Effective Date, any Person that shall have become a Lender hereunder pursuant to an Assignment and Assumption or any amendment or modification to this Agreement, and any Person that shall have become a party hereto as an Additional Lender pursuant to Section 2.1(d), other than, in each case, any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Unused Commitment Amount” means, with respect to a Lender at any time, the least of (a) such Lender’s Commitment at such time, (b) such Lender’s Pro Rata Share of the Borrowing Base then in effect at such time, and (c) such Lender’s Elected Commitment, minus, in each case, the sum of (i) the aggregate outstanding principal amount of all Advances owed to such Lender at such time plus (ii) such Lender’s Pro Rata Share of the aggregate Letter of Credit Exposure at such time.

“Utilization” means the percentage obtained by dividing (a) the outstanding principal amount of the Advances and the Letter of Credit Exposure at such time by (b) the least of (i) the aggregate Commitments, (ii) the effective Borrowing Base at such time, and (iii) the Aggregate Elected Commitment Amounts.

(c) The final sentence of Section 2.1(a) (Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Within the limits of each Lender’s Unused Commitment Amount, and subject to the terms of this Agreement, the Borrower may from time to time borrow, prepay pursuant to Section 2.5, and reborrow under this Section 2.1.

(d) Section 2.1(c) (Reduction of the Commitments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Reduction of the Commitments and Aggregate Elected Commitments. The Borrower shall have the right, upon at least two Business Days’ irrevocable notice to the Administrative Agent, to terminate in whole or reduce in part the unused portion of the Commitments or the Aggregated Elected Commitments;

provided that each partial reduction shall be in a minimum amount of $3,000,000 and in integral multiples of $1,000,000 in excess thereof. Any reduction or termination of the Commitments or Aggregate Elected Commitments pursuant to this Section 2.1(c) shall be applied ratably to each Lender’s Commitment or Elected Commitment, as applicable, and shall be permanent, with no obligation of the Lenders to reinstate such Commitments or Elected Commitments, and the applicable Commitment Fees shall thereafter be computed on the basis of the Commitments or Elected Commitments, as applicable, as so reduced.

(e) Section 2.1 (Commitment for Advances) of the Credit Agreement is hereby amended to add a new subsection (d) and a new subsection (e) therein as follows:

(d) Increases of Aggregate Elected Commitment Amounts.

(i) Subject to the conditions set forth in Section 2.1(d)(ii), the Borrower may increase the Aggregate Elected Commitment Amounts then in effect by increasing the Elected Commitment of a Lender or by causing a Person that is acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (any such Person that is not at such time a Lender and becomes a Lender, an “Additional Lender”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Lender be the Borrower, an Affiliate of the Borrower, any Permitted Holder, or a natural person.

(ii) Any increase in the Aggregate Elected Commitment Amounts shall be subject to the following additional conditions:

(A) such increase shall not be less than the lesser of (i) $25,000,000 and (ii) the amount by which the Borrowing Base then in effect exceeds the Aggregate Elected Commitment Amounts, unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amounts exceed the Borrowing Base then in effect;

(B) following any Semi-Annual Redetermination, the Borrower may not increase the Aggregate Elected Commitment Amounts more than once before the next Semi-Annual Redetermination (for the sake of clarity, all increases in the Aggregate Elected Commitment Amount effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amount for purposes of this Section 2.1(d)(ii)(B));

(C) no Default shall have occurred and be continuing on the effective date of such increase;

(D) on the effective date of such increase, no Eurodollar Advances shall be outstanding or if any Eurodollar Advances are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Advances unless the Borrower pays any breakage compensation as required by this Agreement;

(E) no Lender’s Elected Commitment may be increased without the consent of such Lender in its sole discretion;

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by increasing the Elected Commitment of a Lender and the Lender so consents in its sole discretion, the Borrower and such Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit M (an “Elected Commitment Increase Certificate”); and

(G) if the Borrower elects to increase the Aggregate Elected Commitment Amounts by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent a certificate substantially in the form of Exhibit N (an “Additional Lender Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its discretion, elect to waive such processing and recordation fee in connection with any such increase), and the Borrower shall (1) if requested by the Additional Lender, deliver a Note payable to such Additional Lender in accordance with this Agreement and (2) pay any applicable fees as may have been agreed to between the Borrower and the Additional Lender, and, to the extent applicable and agreed to by the Borrower, the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.1(d)(iv), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Lender Certificate (or if any Eurodollar Advances are outstanding, then the last day of the Interest Period in respect of such Eurodollar Advances, unless the Borrower has paid any breakage compensation required by this Agreement): (A) the amount of the Aggregate Elected Commitment Amounts shall be increased as set forth therein, and (B) in the case of an Additional Lender Certificate, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Credit Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Advances (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Pro Rata Share of the outstanding Advances (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amounts (and the resulting modifications of each Lender’s Commitment pursuant to Section 2.1(d)(iv) or Section 2.1(d)(v)).

(iv) Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Lender Certificate, executed by the Borrower and the applicable Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.1(d)(ii), the Administrative Questionnaire referred to in Section 2.1(d)(ii) and the breakage payments from the Borrower, if any, required by this Agreement, if applicable, the Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Lender Certificate and promptly record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 10.7(c). No increase in the Aggregate Elected Commitment Amounts shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.1(d)(iv).

(v) Upon any increase in the Aggregate Elected Commitment Amounts pursuant to this Section 2.1(d), (A) each Lender’s Commitment shall be automatically deemed amended to the extent necessary so that each such Lender’s Pro Rata Share of the aggregate Commitments equals the percentage of the Aggregate Elected Commitment Amounts represented by such Lender’s Elected Commitment, in each case after giving effect to such increase, and (B) Schedule I to this Agreement shall be deemed amended to reflect the Elected Commitment of each Lender (including any Additional Lender) as thereby increased, any changes in the Lenders’ aggregate Commitments pursuant to the foregoing clause (A), and any resulting changes in the Lenders’ Pro Rata Share of the aggregate Commitments.

(e) Other Changes to Aggregate Elected Commitment Amounts.

(i) Upon any redetermination or other adjustment in the Borrowing Base pursuant to this Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amounts, the Aggregate Elected Commitment Amounts shall be automatically reduced (ratably among the Lenders in accordance with each Lender’s Pro Rata Share of the aggregate Commitments) so that they equal such redetermined Borrowing Base (and Schedule I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amounts).

(ii) Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement and subject to Section 2.1(d)(i), if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Lender has consented to such increase in its Elected Commitment then the Aggregate Elected Commitment Amount shall be increased (ratably among the Lenders in accordance with each Lender’s Pro Rata Share of the aggregate Commitments) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.1(d)(ii)(A)) without the requirement that any Lender deliver an Elected Commitment Increase Certificate or that the Borrower pay any breakage amounts under this Agreement, and Schedule I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 10.7(c).

(iii) Notwithstanding anything to the contrary set forth in Section 10.3, (A) the Elected Commitment of any Lender cannot be increased without the written consent of such Lender and (B) no provision contained in this Section 2.1(e)(iii) may be waived, amended or modified in any manner as to any Lender without the written consent of such Lender.

(f) Clauses (i) and (ii) of Section 2.3(a) (Commitment for Letters of Credit) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(i) if such issuance, increase, or extension would cause the Letter of Credit Exposure to exceed the lesser of (A) the Letter of Credit Maximum Amount and (B) an amount equal to (1) the least of (x) the Borrowing Base, (y) the aggregate Commitments, and (z) the Aggregate Elected Commitment Amounts, in each case, in effect at such time minus (2) the sum of the aggregate outstanding amount of all Advances;

(ii) unless such Letter of Credit has an expiration date not later than the earlier of (A) one year after its issuance or extension and (B) five Business Days prior to the Maturity Date (an “Acceptable Letter of Credit Maturity Date”); provided that, (1) if the Commitments or the Aggregate Elected Commitment Amounts, as applicable, are terminated in whole pursuant to Section 2.1(c), the Borrower shall either (A) deposit into the Cash Collateral Account cash in an amount equal to 103% of the Letter of Credit Exposure for the Letters of Credit which have an expiry date beyond the date the Commitments or Aggregate Elected Commitment Amounts, as applicable, are terminated or (B) provide a replacement letter of credit (or other security) reasonably acceptable to the Administrative Agent and the Issuing Lender in an amount equal to 103% of the Letter of Credit Exposure, and (2) any such Letter of Credit with a one-year tenor may expressly provide for an automatic extension of one additional year so long as such Letter of Credit expressly allows the Issuing Lender, at its sole discretion, to elect not to provide such extension; provided that, in any event, such automatic extension may not result in an expiration date that occurs after the fifth Business Day prior to the Maturity Date;

(g) Section 2.5(d) (Prepayments: Reduction of Commitments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Reduction of Commitments/Aggregate Elected Commitment Amounts. On the date of each reduction of the aggregate Commitments or Aggregate Elected Commitment Amounts, in each case, pursuant to Section 2.1(c), the Borrower agrees to make a prepayment in respect of the outstanding amount of the Advances to the extent, if any, that the aggregate unpaid principal amount of all Advances plus the Letter of Credit Exposure exceeds the least of (A) the aggregate Commitments, as so reduced, (B) the Aggregate Elected Commitment Amounts, as so reduced, and (C) the then effective Borrowing Base. Each prepayment pursuant to this Section 2.5(d) shall be accompanied by (i) accrued interest on the amount prepaid to the date of such prepayment, (ii) amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date, and (iii) any cash required to be deposited into the Cash Collateral Account pursuant to Section 2.3(a)(ii). Each prepayment under this Section 2.5(d) shall be applied to the Advances as determined by the Administrative Agent and agreed to by the Lenders in their sole discretion.

(h) Section 6.3(m) (Investments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(m) (i) investments in any Unrestricted Subsidiary consisting of investments (not to exceed $500,000 in the aggregate at any time outstanding) required by applicable law in connection with the initial capitalization of such Unrestricted Subsidiary; (ii) so long as the Investment Conditions are satisfied, investments in any Unrestricted Subsidiary (A) made solely with the proceeds of a substantially concurrent cash equity contributions (other than cash equity contributions made to effect a Covenant Cure Payment) from the Equity Interest holders of the Parent, and (B) made solely for the purpose of acquiring or making other investments in assets other than Proven Reserves; and (iii) other investments in Unrestricted Subsidiaries, provided that (A) the aggregate amount of all such Investments made pursuant this clause (iii) shall not exceed $10,000,000 at any time (when combined with the face amount of all outstanding Guaranties of Debt permitted by Section 6.1(r)), and (B) Availability shall be equal to or greater than, (1) if the Elected Commitments are then in effect, twenty percent (20%) of the then effective Aggregate Elected Commitment Amounts immediately before and immediately after giving effect to such investment and (2) if the Elected Commitments are not then in effect, twenty percent (20%) of the then effective Borrowing Base immediately before and immediately after giving effect to such investment;

(i) Section 6.9(a) (Restricted Payments; Payments in Respect of Specified Additional Debt) of the Credit Agreement is hereby amending and restated in its entirety as follows:

(a) Reserved.

(j) Section 6.9(b)(i) (Restricted Payments; Payments in Respect of Specified Additional Debt) of the Credit Agreement is hereby amending and restated in its entirety as follows:

(b) On and after the last day of the sixth full calendar month ending after the Closing Date, the Borrower shall not, and shall not permit any Credit Party to, make any Restricted Payments except:

(i) the Borrower (and Intermediate Holdco, if applicable) may make Restricted Payments to the Intermediate Holdco and Parent, as the case may be, and the Parent may make Restricted Payments to the holders of its Equity Interests so long as, both before and after giving pro forma effect to such Restricted Payment, (A) no Default or Borrowing Base Deficiency exists, (B) Availability, is equal to or greater than (1) if the Elected Commitments are then in effect, 10% of the then effective Aggregate Elected Commitment Amount and (2) if the Elected Commitments are not then in effect, 10% of the then effective Borrowing Base; and (C) the Parent demonstrates a pro forma Leverage Ratio of less than or equal to 3.00 to 1.00 (with Consolidated EBITDAX being calculated based on the financial statements most recently provided and Debt being calculated as of the date of the applicable transaction and after giving effect thereto);

(k) Section 10.3 (Waivers and Amendments) of the Credit Agreement is hereby amended to amend and restate subsection (c) thereof in its entirety to read in full as follows:

(c) no Commitment or Elected Commitment of a Lender, or any obligations of a Lender may be increased or extended without such Lender’s written consent in its sole discretion;

(l) Section 10.7(b) (Binding Effect; Successors and Assigns) of the Credit Agreement is hereby amended to add a new subsection (viii) therein to read as follows:

(viii) Elected Commitments. Each assignment by any Lender of all or a portion of its Commitments and the Advances at the time owing to it hereunder shall include a proportionate assignment of such Lender’s Elected Commitments so that each such Lender’s percentage of the Aggregate Elected Commitment Amounts represented by such Lender’s Elected Commitment equals such Lender’s Pro Rata Share (expressed as a percentage) of the aggregate Commitments after giving effect to such assignment.

(m) Section 10.7 (Binding Effect; Successors and Assigns) of the Credit Agreement is hereby amended to amend and restate the first sentence of subsection (c) thereof in its entirety to read in full as follows:

(c) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its address referred to in Section 10.9 a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments and Elected Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).

(n) Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto and Schedule I attached hereto shall be deemed to be attached as Schedule I to the Credit Agreement.

(o) Exhibit M (Elected Commitment Increase Certificate) and Exhibit N (Additional Lender Certificate) hereto are hereby added as Exhibit M and Exhibit N to the Credit Agreement, and Exhibit M and Exhibit N attached hereto shall be deemed to be attached as Exhibit M and Exhibit N to the Credit Agreement.

Section 4. Borrowing Base. Subject to the satisfaction of the conditions below, the Borrowing Base is hereby redetermined to be $575,000,000 effective as of March 8, 2018, and such Borrowing Base shall remain in effect at that level until the Borrowing Base is next redetermined or adjusted pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the Borrowing Base redetermination set forth in this Section 4 shall constitute the regularly scheduled Semi-Annual Redetermination to be made on or about May 1, 2018 pursuant to Section 2.2(b)(i) of the Credit Agreement.

Section 5. Representations and Warranties. Each Credit Party represents and warrants that, as of the date hereof: (a) the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date, except that any representation and warranty which by its terms is made as of a specified date is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within such Credit Party’s powers and have been duly authorized by all necessary corporate, limited liability company, or partnership action; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; (e) the execution, delivery and performance of this Agreement by such Credit Party do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority other than those that have been obtained or provided and other than filings delivered hereunder to perfect Liens created under the Security Documents; and (f) the Liens under the Security Documents are valid and subsisting and secure the obligations under the Credit Documents.

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and each of the Lenders.

(b) The Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses that have been invoiced and are payable pursuant to Section 10.1 of the Credit Agreement.

(c) The Administrative Agent shall have received such other documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

(d) The representations and warranties in this Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.

(e) The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note, if any, in a principal amount equal to (i) its Commitment or, as applicable, its Elected Commitment Amount, in each case dated as of the Effective Date.

(f) The Administrative Agent shall have received (i) duly executed Mortgages (or supplements to existing Mortgages) encumbering not less than 85% of PV10 of the Credit Parties’ Proven Reserves and not less than 85% of PV10 of all the Credit Parties’ PDP Reserves, in each case, as evaluated in the most recently delivered Engineering Report, and (ii) title information reasonably satisfactory to it on at least 85% of the PV10 of each of the Proven Reserves evaluated in the most recently delivered Engineering Report.

Section 7. Acknowledgments and Agreements.

(a) Each Credit Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms and each Credit Party waives any set-off, counterclaim, recoupment, defense, or other right, in each case, existing on the date hereof, with respect to such Secured Obligations. Each party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and each Credit Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Credit Documents are not impaired in any respect by this Agreement.

(b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.

Section 9. Reaffirmation of Liens. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create an Acceptable Security Interest to secure the Secured Obligations.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12. Severability. In case one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or in the other Credit Documents shall not be affected or impaired thereby.

Section 13. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

BERRY PETROLEUM COMPANY, LLC

By:	/s/ Cary Baetz
Name: Cary Baetz
Title: EVP & CFO

GUARANTORS:

BERRY PETROLEUM CORPORATION

By:	/s/ Cary Baetz
Name: Cary Baetz
Title: EVP & CFO

[Signature Page to Amendment No. 2]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, and a Lender

By:	/s/ Sarah Thomas
Name: Sarah Thomas Title: Director

[Signature Page to Amendment No. 2]

LENDERS:

BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

[Signature Page to Amendment No. 2]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

[Signature Page to Amendment No. 2]

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Executive Director

[Signature Page to Amendment No. 2]

BOKF, N.A., as a Lender By: /s/ Ben W. Suh Name: Ben W. Suh Title: Senior Vice President

[Signature Page to Amendment No. 2]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Nancy Mak
Name: Nancy Mak Title: Sr. Vice President

[Signature Page to Amendment No. 2]

CITIZENS BANK, N.A., as a Lender

By: /s/ Hernando Garcia
Name: Hernando Garcia
Title: Director

[Signature Page to Amendment No. 2]

CATHAY BANK, as a Lender By: /s/ Dale T Wilson Name: Dale T Wilson Title: Senior Vice President

[Signature Page to Amendment No. 2]

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

[Signature Page to Amendment No. 2]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ William Jones
Name: William Jones
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Amendment No. 2]

BP ENERGY COMPANY, as a Lender

By: /s/ TimothyYee
Name: Timothy Yee
Title: Attorney-in-Fact

[Signature Page to Amendment No. 2]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

MACQUARIE BANK LIMITED, as a Lender

By: /s/ Ted Coupland
Name: Ted Coupland
Title: Division Director
Macquarie Bank Limited

By: /s/ Lynette Ladhams
Name: Lynette Ladhams
Title: Associate Director
CGM Legal

(POA Ref: #2468 dated 7 June 2017 expiring 31 March 2019, signed in Sydney)

[Signature Page to Amendment No. 2]

IBERIA BANK, as a Lender By: /s/ Blakely T. Norris Name: Blakely T. Norris Title: Vice President

[Signature Page to Amendment No. 2]

ARVEST BANK, as a Lender By: /s/ Jackie Wagnon Name: Jackie Wagnon Title: Vice President

[Signature Page to Amendment No. 2]

SCHEDULE I

ADMINISTRATIVE AGENT/ ISSUING LENDER

Wells Fargo Bank, National Association	1700 Lincoln St., 6th Floor
Denver, CO 80203
Attn: Joe Rottinghaus
Telephone:(303) 863-5799
Facsimile: (303) 863-5196
Email: joseph.rottinghaus@wellsfargo.com

CREDIT PARTIES

Borrower/Guarantors	5201 Truxtun Ave., Suite 100
Bakersfield, CA 93309
Attn: Steven B. Wilson
Telephone: (661) 808-1641
Facsimile: (661) 616-3890
Email: sbw@bry.com

Lender	Commitment	Elected Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$225,000,000.00	$60,000,000.00	15.00%
Bank of Montreal	$180,000,000.00	$48,000,000.00	12.00%
KeyBank National Association	$180,000,000.00	$48,000,000.00	12.00%
ABN AMRO Capital USA LLC	$180,000,000.00	$48,000,000.00	12.00%
Capital One, National Association	$133,200,000.00	$35,520,000.00	8.88%
Citizens Bank, N.A.	$133,200,000.00	$35,520,000.00	8.88%
Cathay Bank	$77,700,000.00	$20,720,000.00	5.18%
ING Capital LLC	$77,700,000.00	$20,720,000.00	5.18%
Morgan Stanley Bank, N.A.	$77,700,000.00	$20,720,000.00	5.18%
UBS AG, Stamford Branch	$77,700,000.00	$20,720,000.00	5.18%
BOKF, NA	$73,200,000.00	$19,520,000.00	4.88%
Iberia Bank	$45,000,000.00	$12,000,000.00	3.00%
Arvest Bank	$15,000,000.00	$4,000,000.00	1.00%
BP Energy Company	$10,800,000.00	$2,880,000.00	0.72%
Goldman Sachs Lending Partners LLC	$10,800,000.00	$2,880,000.00	0.72%
Macquarie Bank Limited	$3,000,000.00	$800,000.00	0.20%

Total:	$1,500,000,000.00	$400,000,000.00	100%

Schedule I

EXHIBIT M

FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE

[                    ], 201[    ]

To:	Wells Fargo Bank, National Association,

as Administrative Agent

1700 Lincoln St., 6th Floor

Denver, Colorado 80203

Attention: Joe Rottinghaus

Telephone: (303) 863-5799

Facsimile: (303) 863-5196

Email: joseph.rottinghaus@wellsfargo.com

Reference is made to that certain Credit Agreement dated as of July 31, 2017, among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent” and the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and the other agents and lenders (the “Lenders”) which are or become parties thereto (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement dated as of November 16, 2017, and as further amended by that certain Amendment No. 2 to Credit Agreement dated as of March [    ], 2018, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.1(d) of the Credit Agreement.

Please be advised that the undersigned Lender has agreed (a) to increase its Elected Commitment under the Credit Agreement effective [                     ], 20[    ] (the “Increase Effective Date”) from $[                    ] to $[                    ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

Exhibit M

Very truly yours,

BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit M

2

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

    as Administrative Agent

By:
Name:
Title:

[Name of Increasing Lender]

By:
Name:
Title:

Exhibit M

3

EXHIBIT N

FORM OF ADDITIONAL LENDER CERTIFICATE

[                    ], 201[    ]

To:	Wells Fargo Bank, National Association,

as Administrative Agent

1700 Lincoln St., 6th Floor

Denver, Colorado 80203

Attention: Joe Rottinghaus

Telephone: (303) 863-5799

Facsimile: (303) 863-5196

Email: joseph.rottinghaus@wellsfargo.com

Reference is made to that certain Credit Agreement dated as of July 31, 2017, among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Petroleum Corporation, a Delaware corporation (the “Parent” and the “Guarantor”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and the other agents and lenders (the “Lenders”) which are or become parties thereto (as amended by that certain Limited Waiver and Amendment No. 1 to Credit Agreement dated as of November 16, 2017, and as further amended by that certain Amendment No. 2 to Credit Agreement dated as of March [    ], 2018, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

This Additional Lender Certificate is being delivered pursuant to Section 2.1(d) of the Credit Agreement.

Please be advised that the undersigned Additional Lender has agreed (a) to become a Lender under the Credit Agreement effective as of [                    ], 20[    ] (the “Additional Lender Effective Date”) with a Commitment of $[                    ] and an Elected Commitment of $[                    ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Documents.

This Additional Lender Certificate is being delivered to the Administrative Agent together with (i) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 2.13(g) of the Credit Agreement, duly completed and executed by the Additional Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Additional Lender. [The [Borrower/Additional Lender] shall pay the processing and recordation fee payable to the Administrative Agent pursuant to Section 2.01(d)(ii)(G) of the Credit Agreement.]1

[Signature Pages Follow.]

[1]	Include, if applicable.

Exhibit N

Very truly yours,

BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit N

2

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

    as Administrative Agent

By:
Name:
Title:

[Name of Additional Lender]

By:
Name:
Title:

Exhibit N

3